Exhibit 10.8

Attachment: GF-1999-0201                           No. 040014

Building &Construction Contract

copy

Constituted by

Construction Ministry of People’s Republic of China

National Industry & Commerce Administrative Bureau (Dec. 1999)

Part 1    Agreement

Consigner: Inner Mongolia Zhunger Heat Power Co., Ltd

Contractor: No.2 Metallurgy Building & Installing Co., Ltd.

Both sides sign this contract about this construction based on equality, free will, equity and honest, according to national contract law, national building law, and other relevant law and rules , it is as follows:

1.

general situation about construction

Name of construction:      2x12MW thermoelectric plant in Inner Mongolia Zhunger Heat Power Co.,Ltd.

Address of construction:   Xuejiawan She, Changshengdian village, Xuejiawan Town, Zhunger County.

Content of construction:  basic construction for chimney and cooling tower in thermoelectric plant

Permission number for project:

The source of capital:       self-finance from consigner.

2.

contract range:

basic construction for one  chimney of 100m and one cooling tower of 1000m ( not include pipeline)

3.

working period in contract

beginning date: May 18, 2004

ending date:   Nov 10, 2004

total dates in calendar: absolute dates 176 days.

4.

quality standard: fine.

5.

total value for contract:

lump work for construction and material , total value is RMB5,300,000, no change. built according to design( shower filling in cooling tower uses PVC material, water remover made of glass steel, bracket made of cast iron).

6.

document in contract

include:

a.

this contract.

b.

bid acquired advice note.

c.

bidding note and attachment.

d.

special item in this contract.

e.

general item in this contract.

f.

standard、criterion and relevant technological document.

g.

draw.

h.

budget report.

writing paper and document about negotiation and change in contract is regarded as part of this contract.

7.

the meaning of relevant phrase in this article is the same meaning with definition in general article , part 2 of this contract.

8.

contractor take promises to construct, finish project , also bear the responsibility of maintenance with maintaining period.

9.

consigner promise to pay total value and other payable account in contract according to duration and paying methods in contract.

10.

effectiveness

date of signing :

place of signing

negotiated by two sides: this contract will be effective when signed by two sides.

Consigner :(stamp)  Inner Mongolia Zhunger Heat Power Co., Ltd

          Address: Xuejiawan Town, Zhunger County

          Artificial Person: Ding Wenxiang

          Representative:

          Tel: 0477-4223863

          Fax: 0477-4225116

          Bank applied:

          Band Account:

          Postal Code: 010300

Contractor: (stamp) No.2 Metallurgy Building & Installing Co., Ltd.

          Address: No.106, Gangtie Avenue, Baotou City, Inner Mongolia

          Artificial Person: Yan Weihua

          Representative:  Shi Zhuchun

          Tel: 0472-2187213

          Fax: 0472-2187238

          Bank applied:

          Band Account:

          Postal Code: 014010